UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas

72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on September 19, 2024, America’s Car-Mart, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC (the “Underwriter”), relating to the issuance and sale in an underwritten public offering by the Company of 1,700,000 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), at a public offering price of $43.00 per share. The Company received net proceeds from the offering of the Firm Shares of approximately $67.8 million, after deducting underwriting discounts and commissions and estimated offering expenses. Under the terms of the Underwriting Agreement, the Company granted the Underwriter an option (the “Over-allotment Option”), exercisable for 30 days, to purchase up to 255,000 additional shares (the “Option Shares”) at the public offering price, less the underwriting discounts and commissions.

On October 22, 2024, the Company closed the sale of 138,272 Option Shares, in connection with the partial exercise by the Underwriter of the Over-allotment Option at a public offering price of $43.00 per share. The Company received net proceeds from the offering of the Option Shares of approximately $5.6 million after deducting underwriting discounts and commissions.

The Option Shares are being sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-273034) that was previously filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2023 and became effective on August 14, 2023. A final prospectus supplement relating to the offering dated September 19, 2024 was filed with the Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 22, 2024	AMERICA’S CAR-MART, INC.

	By:	/s/ Vickie D. Judy
Name: Vickie D. Judy
Title: Chief Financial Officer (Principal Financial Officer)